STATEMENT OF ADDITIONAL INFORMATION
April 12, 2018, as revised May 1, 2018
Acquisition of the Assets of
LAZARD US REALTY INCOME PORTFOLIO (A Series of The Lazard Funds, Inc.)
30 Rockefeller Plaza
New York, New York 10112-6300
(800) 823-6300
By and in Exchange for Institutional Shares and Open Shares of
LAZARD US REALTY EQUITY PORTFOLIO (A Series of The Lazard Funds, Inc.)
30 Rockefeller Plaza
New York, New York 10112-6300
(800) 823-6300

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated April 12, 2018 relating specifically to the proposed transfer of all of the assets and liabilities of Lazard US Realty Income Portfolio (the "Acquired Portfolio"), a series of The Lazard Funds, Inc. (the "Company"), in exchange solely for Institutional Shares and Open Shares of Lazard US Realty Equity Portfolio (the "Acquiring Portfolio" and together with the Acquired Portfolio, the "Portfolios"), also a series of the Company. The transfer is to occur pursuant to a Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Portfolios' Statement of Additional Information dated May 1, 2018.
2.	The Portfolios' Annual Report for the fiscal year ended December 31, 2017.
3.	Pro forma financial information for the combined Acquired Portfolio and Acquiring Portfolio as of December 31, 2017.

DOCUMENTS INCORPORATED BY REFERENCE

The Portfolios' Statement of Additional Information is incorporated herein by reference to Post-Effective Amendment No. 125 to the Company's Registration Statement on Form N-1A, filed on April 26, 2018 (File No. 33-40682). The financial statements of the Portfolios (File No. 811-06312) are incorporated herein by reference to the Portfolios' Annual Report for their fiscal years ended December 31, 2017, filed on March 8, 2018.

PRO FORMA FINANCIAL INFORMATION

At a meeting held on February 28, 2018, the Board of Directors of The Lazard Funds, Inc. (the "Company"), on behalf of Lazard US Realty Income Portfolio (the "Acquired Portfolio") and Lazard US Realty Equity Portfolio (the "Acquiring Portfolio" and together with the Acquired Portfolio, the "Portfolios"), adopted a Plan of Reorganization pursuant to which the Acquired Portfolio will transfer all of its assets, subject to its liabilities, to the Acquiring Portfolio, in exchange for a number of Institutional Shares and Open Shares of the Acquiring Portfolio equal in value to the assets less liabilities of the Portfolio (the "Exchange"). The Acquiring Portfolio's Institutional Shares and Open Shares will then be distributed to the Acquired Portfolio's shareholders on a pro rata basis in liquidation of the Acquired Portfolio, after which the Acquired Portfolio will cease operations and will be terminated as a series of the Company. Shareholders of the Acquired Portfolio will receive Institutional Shares and Open Shares of the Acquiring Portfolio in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma financial information reflects the financial position of the Acquiring Portfolio and the Acquired Portfolio as of December 31, 2017 and is intended to present certain data as if the merger had been consummated on January 1, 2018. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Portfolio for prior periods will not be restated. Following the Exchange, the Acquiring Portfolio will be the accounting survivor. The fiscal year ends are December 31 for both the Acquiring Portfolio and the Acquired Portfolio. No significant accounting policies, including investment valuation policies, will change as a result of the Exchange.

The pro forma financial information should be read in conjunction with the financial statements of the Acquired Portfolio and the Acquiring Portfolio included in the annual report of the Portfolios dated December 31, 2017, and included or incorporated by reference in the Statement of Additional Information of which the pro forma financial information form a part. The pro forma financial information has been derived from the books and records used in calculating daily net asset values of each Portfolio and has been prepared in accordance with accounting principles generally accepted in the United States which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates. The pro forma financial information is presented for informational purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on January 1, 2018.

Lazard Asset Management LLC ("LAM") is the investment manager to the Acquiring Portfolio and the Acquired Portfolio. The Acquired Portfolio and the Acquiring Portfolio have each agreed to pay a fee at the annual rate of 0.75% of the value of its respective average daily net assets. LAM will bear the expenses of the Exchange, estimated at $200,000, regardless of whether the Exchange is consummated.

As of December 31, 2017, the net assets of: (i) the Acquired Portfolio were $27,080,351 and (ii) the Acquiring Portfolio were $66,535,910. The net assets of the combined fund as of December 31, 2017 would have been $93,616,261.

On a pro forma basis for the 12 months ended December 31, 2017, the proposed Exchange would result in the following approximate decrease to expenses charged, excluding the non-recurring expenses of the Exchange:

Expense Category	Dollar Amount	Percentage(*)
Registration fees (1)	$(35,034)	(.04)%
Professional fees (1)	(39,522)	(.04)%
Custodian fees (1)	(9,600)	(.01)%
Shareholders' services (1)	(31,751)	(.04)%
Prospectus and shareholders' reports (1)	(3,334)	(.00	)%(2)
Directors’ fees and expenses (1)	(6,110)	(.01)%
Management fees	0	—
Administration fees	(3,000)	(.00	)%(2)
Miscellaneous expense (1)	(3,460)	(.00	)%(2)
Net decrease to expenses	$(131,811)	(.14)%

(*)	Based on pro forma combined net assets.
(1)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Exchange.
(2)	Rounds to less than (.01)%.

Such decreases are to gross expenses and do not reflect the current fee waiver and expense reimbursement arrangements in place with respect to the Portfolios. The amount of "Net decrease to expenses" noted above does not reflect the Acquiring Portfolio's fee waiver and expense reimbursement arrangement, which is in effect through May 1, 2028.

The Acquired Portfolio and the Acquiring Portfolio have each qualified as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Acquiring Portfolio intends to continue to qualify as a regulated investment company if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax cost of investments will remain unchanged for the combined entity. Management currently estimates that approximately 46% of the Acquired Portfolio's portfolio securities will be sold by the Acquired Portfolio before consummation of the Exchange, subject to any restrictions imposed by the Internal Revenue Code, in order to align the Acquired Portfolio's portfolio with the Acquiring Portfolio's portfolio (generally, preferred stocks and mortgage real estate investment trusts). Based on that assumption, management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $15,000, or 0.07% of Acquired Portfolio net assets. The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Acquired Portfolio's tax basis in such securities. Management currently estimates that the Acquired Portfolio would not recognize gains as a result of the sale of such portfolio securities.

The Exchange will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the Exchange. A shareholder's tax basis in Acquired Portfolio shares will carry over to the shareholder's Acquiring Portfolio shares, and the holding period for such Acquiring Portfolio shares will include the holding period for the shareholder's Acquired Portfolio shares. As a condition to the closing of the Exchange, the Acquired Portfolio and the Acquiring Portfolio will receive an opinion of counsel to the effect that, for federal income tax purposes, the Exchange will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Acquired Portfolio, the Acquired Portfolio's shareholders, or the Acquiring Portfolio as a direct result of the Exchange. The Acquired Portfolio will distribute any undistributed net investment income and net realized capital gains (after reduction for capital loss carryforwards) prior to the Exchange, which distribution would be taxable to shareholders. Certain tax attributes of the Acquired Portfolio will carry over to the Acquiring Portfolio, including the Acquired Portfolio's capital loss carryforwards that are not used through the consummation of the Reorganization (though the Acquired Portfolio's capital loss carryforwards may be subject to annual limitations on their use by the Acquiring Portfolio). As of the Acquired Portfolio's fiscal year ended December 31, 2017, the Acquired Portfolio had unused capital loss carryforwards of approximately $2.62 million of short-term capital losses and $12.97 million of long-term capital losses, all of which can be carried forward for an unlimited period.